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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): March 30, 2001


                               Pierre Foods, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)



North Carolina                       0-7277                           56-0945643
--------------                    --------------                      ----------
(State or Other Jurisdiction       (Commission                  (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)


9990 Princeton Road, Cincinnati, Ohio                                      45246
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code:  (513) 874-8741



                            -------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         On March 30, 2001, the registrant issued a press release disclosing the existence and status of certain management buyout negotiations. See Exhibit 99.1 to this report, incorporated herein by this reference.

Item 7.  Exhibits

         99.1     Press release dated March 30, 2001

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 30, 2001                        PIERRE FOODS, INC.


                                             By: /s/ Pamela M. Witters
                                                 -------------------------------
                                                 Pamela M. Witters
                                                 Chief Financial Officer

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